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 CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                            THE SARBANES-OXLEY ACT

I, George R. Aylward, President of The Zweig Total Return Fund, Inc. (the
  "Registrant"), certify that:

    1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 2, 2010             /s/ George R. Aylward
                                    ------------------------------
                                    George R. Aylward, President
                                    (principal executive officer)

I, W. Patrick Bradley, Treasurer of The Zweig Total Return Fund, Inc. (the
  "Registrant"), certify that:

    1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 2, 2010             /s/ W. Patrick Bradley
                                    ------------------------------
                                    W. Patrick Bradley, Treasurer
                                    (principal financial officer)